UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2011
PAA Natural Gas Storage, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-34722 (Commission File Number)	27-1679071 (IRS Employer Identification No.)
333 Clay Street, Suite 1500, Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code 713-646-4100
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     PAA Natural Gas Storage, L.P. (“PNG”) is making available an unaudited condensed consolidated statement of operations for the twelve months ended April 30, 2011. The unaudited condensed consolidated statement of operations is attached as Exhibit 99.1 and incorporated into this Item 2.02 by reference.
     The information in this Item 2.02 shall not be treated as “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly stated by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits.
Exhibit 99.1 —	Unaudited condensed consolidated statement of operations of PAA Natural Gas Storage, L.P. for the twelve months ended April 30, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAA Natural Gas Storage, L.P.
Date: June 3, 2011	By:	PNGS GP LLC, its general partner

	By:	/s/ Donald C. O’Shea
		Name:	Donald C. O’Shea
		Title:	Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit
No.	Description
99.1	Unaudited condensed consolidated statement of operations of PAA Natural Gas Storage, L.P. for the twelve months ended April 30, 2011.